Exhibit 99.1

May/June

2014

1Q Results 2014 | cbbank.com

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected.

These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; supply and demand for real property inventory and periodic deterioration in values of California real estate, both residential and commercial; a prolonged slowdown or decline in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the cost or effect of acquisitions we may make; the effect of changes in laws and regulations (including laws, regulations and judicial decisions concerning financial reform, taxes, banking capital levels, securities, employment, executive compensation,

insurance and information security) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit,

operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rate or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats including loss of system functionality or theft or loss of Company or customer data; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;

changes in consumer spending, borrowing and savings habits; technological changes and the expanding use of technology in banking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local business conditions; fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard- setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal and regulatory developments,

including the resolution of legal proceedings or regulatory or other governmental inquiries or investigations and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports including its Annual Report on Form 10-K for the year ended December 31,

1Q Results 2014 | cbbank.com

2013, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

2

CVB Financial Corp. (CVBF)

? Total Assets: $6.9 Billion

? Gross Loans: $3.4 Billion

? Total Deposits (Including Repos): $5.7 Billion

? Total Equity: $809 Million

? Largest financial institution headquartered in the Inland Empire region of

Southern California. Founded in 1974

? Locations in 39 cities with 37 business financial centers and 6 commercial banking centers and 3 trust office locations serving the Inland Empire, LA

County, Orange County, San Diego County and the Central Valley of

California

1Q Results 2014 | cbbank.com

Source: Q1 2014 earnings release & company filings. *non-covered loans

3

Experienced Leadership

Name Position Banking Experience CVBF Service

Christopher D. Myers President & CEO 30 Years 8 Years

Richard C. Thomas Executive Vice President

Chief Financial Officer 4 Years 3 Years

James F. Dowd ECxheiecfu tCivree dViitc Oe fPfirceesirdent 37 Years 6 Years

David C. Harvey Executive Vice President

Chief Operations Officer 24 Years 4 Years

David A. Brager Executive Vice President

Sales Division 26 Years 11 Years

R. Daniel Banis Executive Vice President

CitizensTrust 32 Years 2 Years

Yamynn DeAngelis Executive Vice President

Chief Risk Officer 35 Years 27 Years

Richard Wohl Executive Vice President 26 Years 3 Years

1Q Results 2014 | cbbank.com

General Counsel 4

Board of Directors

As of May 23rd, 2014

Name CVB Experience Age

Linn Wiley—Chairman 22 Years 75

George Borba Jr.—Vice Chairman 1 Year 46

Ray O’Brien—Vice Chairman 2 Years 57

Steve Del Guercio 2 Years 52

Robert Jacoby 8 Years 72

Hal Oswalt NEW 66

San Vaccaro 14 Years 81

Chris Myers CEO 8 Years 52

1Q Results 2014 | cbbank.com

- 5

Who is CVB Financial Corp.?

1Q Results 2014 | cbbank.com

Largest Banks Headquartered in California

Rank Name Asset Size (3/31/14)

1	Wells Fargo $1,546,707
2	Union Bank $107,237

In millions

3	Bank of the West $67,725
4	First Republic Bank $44,346
5	City National Bank $29,718
6	SVB Financial $29,711
7	East West Bank $27,401
8	OneWest Bank $21,799

9 Cathay Bank $11,291

10 CapitalSource* $9,100

11 CVB Financial Corp. $6,903

12 BBCN $6,668

13 Pacific Western Bank* $6,518

14 Farmers & Merchants of Long Beach $5,357

1Q Results 2014 | cbbank.com 7

Source: SNL Financial | *CapitalSource merged with Pacific Western Bank (4/7/14)

15 Westamerica Bank $4,921

Bank Accomplishments & Ratings

- 148 Consecutive Quarters of Profitability
- 98 Consecutive Quarters of Cash Dividends
- #8 Rated Bank: BankDirector Magazine
  - Bank Performance Scorecard (August 2013)
- BauerFinancial Report
  - Five Star Rating (December 2013)
- Fitch Rating
  - BBB (September 2013)

1Q Results 2014 | cbbank.com

Our Markets

1Q Results 2014 | cbbank.com

Existing Locations*

42 Business Financial Centers

6	Commercial Banking Centers
3	CitizensTrust Locations

Corporate Office

Business Financial Centers

Commercial Banking Centers

1Q Results 2014 | cbbank.com 10

g

CitizensTrust

San Diego Opening June 2nd 2014

American Security Bank

*Locations as of May 15th, 2014

Deposits*

(000’s)

# of Center

Locations

Total Deposits

(3/31/13)

Total Deposits

(3/31/14)

Los Angeles County 17 $1,818,916 $1,959,624

Inland Empire

(Riverside & San Bernardino Counties) 9 $1,698,844 $1,948,785

Central Valley 9 $834,170 $870,202

Orange County 8 $572,867 $705,761

Other 0 $261,479 $253,216

Total 43 $5,186,276 $5,737,588

Average Cost of Deposits (Year to Date) 0 12% 0 12%

10.6%

1Q Results 2014 | cbbank.com

*Includes Customer Repurchase Agreements; Balance as of balance sheet data

Year-to-0.12% 0.12%

Non-Interest Bearing Deposits



$2,600,000
$2,400,000
$2,200,000
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
(000's)
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2007
2008
2009
2010
2011
2012
2013
2014

1Q Results 2014 | cbbank.com

Deposit Cost Comparison

Source: Q1 2014 earnings release & other company g py filings, SNL Financial—peers represent public

CA , AZ, HI, NV, OR & WA banks with assets $2—$25 billion. | Peer Data as of 12/31/2013

3.00%

CVBF Peers

2.00%

2.50%

1.50%

0 50%

1.00%

0.00%

0.50%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

1Q Results 2014 | cbbank.com 13

200720082009 2010 2011 2012 2013 2014

Total Loans*

as of 03/31/2014

Non- Covered

(000’s)

Covered

Loans*

Loans* Total Loans* %

Los Angeles County $1,286,219 $9,989 $1,296,208 37.87%

Central Valley $649,941 $137,660 $787,601 23.01%

Inland Empire

( Riverside & San Bernardino Counties) $579,455 $640 $580,095 16.95% )

Orange County $496,791 $0 $496,791 14.51%

Other $253,916 $8,177 $262,093 7.66%

Total $3,266,322 $156,466 $3,422,788 100.00%

1Q Results 2014 | cbbank.com

*Prior to MTM discount, loan fees, loan loss reserve and loans held for sale

Total Loans*

$3 800 000

$4,000,000

$4,200,000

$4,400,000

$3 200 000

$3,400,000

$3,600,000

3,800,000

$2 600 000

$2,800,000

$3,000,000

3,200,000

$2 000 000

$2,200,000

$2,400,000

2,600,000

2,000,000

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2010 2011 2012 2013 2014

( 000’s) Total Non Covered Loans Total Covered Loans

1Q Results 2014 | cbbank.com

) Non-*Before deferred loan fees, discount, and loans held for sale

Loan Portfolio Composition

Total Loans by Type

Municipal Lease

Finance

Receivables, 2.4% Dairy, Livestock &

Agribusiness,

6.2%

SFR Mortgage,

5	6%

Other, 1.7%

Commercial &

Industrial, 14.9%

Multi-Family, 5.6%

5.6%

Construction RE,

Commercial RE- 1.3%

Non-Owner,

39 3%

Commercial RE -

Owner

Occupied, 23.0%

39.3%

1Q Results 2014 | cbbank.com 16

Source: Q1 2014 earnings release & company reports |Covered & Non Covered

New/Enhanced Lending Initiatives

•	Residential Real Estate
•	Multi-Family
•	Asset Based Lending
•	Residential and Commercial Construction

1Q Results 2014 | cbbank.com 17

Total Covered Loans

$700,000

$800,000

$184 million

$500,000

$600,000

$300,000

$400,000

$100,000

$200,000

$11.2 million

$-

Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

(000’s) 2009 2011 2012 2013 2014

1Q Results 2014 | cbbank.com

000 2010 Includes Loans Held for Sale Net of Discount

Non-Performing Assets

Non-Covered

$180,000

$200,000

$120,000

$140,000

$160,000

$80,000

$100,000

$20,000

$40,000

$60,000

$-

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2009 2010 2011 2012 2013 2014

(000’s)

1Q Results 2014 | cbbank.com

009 0 0 0 0 0 3 0

Non-Performing Loans OREO

19

Classified Loans

Non-Covered

$700,000

$800,000

$500 000

$600,000

$400,000

500,000

$200,000

$300,000

$-

$100,000

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

1Q Results 2014 | cbbank.com

2009 2010 2011 2012 2013 2014

20

(000’s)

Profits

1Q Results 2014 | cbbank.com

Net Income


$32,500
$30,000
$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$-
(000's)
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2007
2008
2009
2010
2011
2012
2013
2014
Net Income After Taxes

☆$20.4 million FHLB prepayment charge

1Q Results 2014 | cbbank.com

Earnings

(000’s) 2010 2011 2012 2013 3 Months to

3/31/2014

Net Interest Income $259,317 $234,681 $236,950 $216,266 $56,942

Provision for Loan Losses ($61,200) ($7,068) $0 $16,750 $7,500

Other Operating

Income/Expenses (Net) ($111,378) ($106,809) ($122,257) ($88,741) ($19,659)

Income Taxes ($23,804) ($39,071) ($37,413) ($48,667) ($16,122)

Net Profit After Tax $62,935 $81,733 $77,280 $95,608 $28,661

Last four quarters = $102,654

1Q Results 2014 | cbbank.com 23

Net Interest Margin

3	75%

4.00%

4.25%

3	00%

3.25%

3.50%

3.75%

2.50%

2.75%

3.00%

1.75%

2.00%

2.25%

1.50%

Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1

2007 2008 2009 2010 2011 2012 2013 2014

1Q Results 2014 | cbbank.com 24

*Normalized excludes accelerated accretion on covered loans

Normalized*

Expenses

1Q Results 2014 | cbbank.com

Expenses

(000’s) 2011 2012 2013 3 Months to

3/31/2014

Salaries & Employee

Benefits $69,993 $68,496 $71,015 $19,417

Promotion &

Entertainment $4,977 $4,869 $4,681 $1,266

Stationery & Supplies** $3,645 $3,582 $3,535 $924

Software Licenses &

Maintenance $3,669 $4,279 $4,671 $1,065

Professional Services $15,031 $7,170 $5,709 $1,791

OREO Expense $6,729 $2,146 $856 $25

Other $36,981 $47,618* $23,561 $6,669

Total: $ 141,025 $ 138,160 $ 114,028 $ 31,157

1Q Results 2014 | cbbank.com 26

*Includes $20.4 million FHLB prepayment charge

**Includes telecommunications expense

, , , ,

Capital

1Q Results 2014 | cbbank.com

Capital Ratios

Regulatory

Minimum Ratio

Regulatory

Well-Capitalized Ratio March 31, 2014*

Tier 1 Risk-based Capital Ratio 4.0% 6.0% 18.98%

Total Risk-based Capital Ratio 8.0% 10.0% 20.24%

Tier 1 Leverage Ratio 4.0% 5.0% 11.48%

Tangible Capital Ratio 10.98%

Core Tier 1 Capital Ratio 18.36%

1Q Results 2014 | cbbank.com 28

*	CVB Financial Corp. – Consolidated

Recent ‘CVBF’ Share Repurchases

•	7,420,678= remaining shares authorized for

repurchase as of May 19th, 2014

•	344,493 = shares repurchased in April/May

of 2014 at an average price of $14.15 per

share

1Q Results 2014 | cbbank.com 29

Securities & Investments

1Q Results 2014 | cbbank.com

Securities Portfolio*

—$2.75 Billion—

Municipal

Bonds 20.53%

CMO’s /

REMIC’s

12.78%

Trust Preferred

Yield on securities 0.18%

portfolio = 2.67%

for the 1st Quarter 2014

Government

1	Agency &

GSEs 11.52%

MBS 54.99%

? Securities portfolio totaled $2.75 billion at 3/31/2014. The portfolio represents 39.9% of the Bank’s total assets

? Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the implied guarantee of the U.S. government. 98% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 4% of the municipal bond portfolio

1Q Results 2014 | cbbank.com Source: Q1 2014 earnings release. As of 3/31/2014 securities held-to-maturity were valued at

approximately $1.7 million | Yield on securities represents the fully taxable equivalent

*Securities Available For Sale

Securities Portfolio*

$2.75 Billion

M kt M k t

$100,000

Mark-to-Market (Pre-tax)

$60,000

$80,000

$20,000

$40,000

$8 696

$20 000

$0

8,696

-$40,000

-$20,000

Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sept Dec Mar

1Q Results 2014 | cbbank.com

09 09 09 10 10 10 10 11 11 11 11 12 12 12 12 13 13 13 13 14

(000’s) *Securities Available For Sale

CVBF Assets

12/31/06

$6.1 Billion

3/31/14

$6.9 Billion

L Securities

Securities

39 9%

Loans,

42.4%

Loans,

net

49.9%

net 48.3% 39.9%

Fed

Balance*

Other 4.6% 2.4%

Goodwill &

Intangibles

0.7%

Fed

Balance*

5.3%

Other 5.7%

Goodwill &

Intangibles

0.8%

1Q Results 2014 | cbbank.com 33

*Includes overnight funds held at the Federal Reserve, Interest earning -

due from Correspondent Banks, other short-term money market

accounts or certificates of deposit

Yield on Securities vs. Yield on Loans

5.00%

6.00%

4.00%

2	00%

3.00%

1.00%

2.00%

0.00%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

2009 2010 2011 2012 2013 2014

1Q Results 2014 | cbbank.com

Yield on Loans* Yield on Securities

*Excluding Discount Accretion

CVBF Liabilities

12/31/06

$5 7 Junior

subordinated

Debentures 1.9%

5.7 Billion

3/31/14

$6.1 Billion

Total

Deposits*

61 4%

Borrowings

36.0%

Other

Liabilities

2.1%

Borrowings

3.3% Junior

subordinated

Debentures

0.4%

61.4%

Other

Liabilities

0.7%

Total

Deposits*

94 2%

1Q Results 2014 | cbbank.com

94.2%

*Includes Customer Repurchase Agreements

New Acquisition

“American Security Bank”

1Q Results 2014 | cbbank.com 36

Overview of American Security Bank

Overview Profitability Metrics

(LTM as of 12/31/13)

Balance Sheet

(12/31/13)

Headquarters Newport Beach, CA

Establishment Date 1990

Net Income (S-Corp, $000s) $2,939

Net Interest Margin 3 71%

Total Assets ($000s) $412,295

Total Loans ($000s) $252 605

Total Branches 5

3.71%

Efficiency Ratio 83.63%

ROAA (S-Corp,%) 0.71%

ROATE (S-Corp,%) 6.85%

252,605

Total Deposits ($000s) $356,203

Total Equity ($000s) $55,039

Tangible Equity ($000s) $42,774

TCE/TA 10.69%

Tier 1 Leverage Ratio 10.76%

Total RBC Ratio 16.76%

Loan / Deposit Ratio 70.92%

Loan Composition

(12/31/13)

Deposit Composition

(12/31/13)

C&D,

Oth F il

Brokered

2	81%

Jumbo

CDs Asset Quality

(12/31/13)

NPLs ($000s) $7,457

,

3.41% Family,

5.75%

Multifamily,

7.46%

Other,

1.76%

, 2.81%

Retail

CDs,

10.41%

CDs,

3.49%

OREO ($000s) $827

NPAs ($000s) $8,284

NPAs / Assets 2.01%

NPAs / Loans 2.95%

C&I,

9.12%

CRE,

72.50%

Non-

Interest

Bearing,

Interest 49.78%

Bearing,

33 51%

1Q Results 2014 | cbbank.com

Reserves / Loans 1.45%

LTM NCOs / Average Loans 0.43%

33.51%

Pro Forma Branch Map

1Q Results 2014 | cbbank.com

Citizens Business Bank

American Security Bank

Transaction Summary & Pro Forma Assumptions

•	$57.0 million
•	133% Tangible Equity

Valuation

g q y

•	4.3% Core Deposit Premium

Consideration • 100% cash

Acquisition Date • May 15th, 2014

P F A ti

Estimated Cost Savings • 40%+ of American Security noninterest

Pro Forma Assumptions

expense base

2015e EPS • 5% EPS Accretion (estimated)

1Q Results 2014 | cbbank.com

Our Growth Strategy

1Q Results 2014 | cbbank.com

Target Customer

The best privately-held and/or family-owned

businesses throughout California

— Annual revenues of $1-200 million

— Top 25% in their respective industry

— Full relationship banking

— Build 20-year relationships

1Q Results 2014 | cbbank.com 42

Three Areas of Growth

Same Store DeNovo

Sales

Acquisitions

—Banks— —Trust—

1Q Results 2014 | cbbank.com 43

Acquisition Strategy

•	Target size: $200 million to $2 billion in assets

q gy

—Banks—

•	Financial & Strategic
•	In-market and/or adjacent geographic market

(California only)

—Trust/Investment—

•	Target size: AUM of $200 million to $1 billion
•	In California

—Banking Teams—

I k t & ‘ ’ k t

1Q Results 2014 | cbbank.com

•	In- market new’ markets

Our ‘Critical Few’

•	Execute on DeNovo Growth Initiatives
•	Pursue Strategic Acquisitions
•	Quality Loan Growth
•	Provide Customer Solutions Through Technology
•	Expand Market Share Through Same Store Sales

1Q Results 2014 | cbbank.com

Copy of presentation at

www.cbbank.com

1Q Results 2014 | cbbank.com